SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 1996

                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  1-7182                    13-2740599
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       (State or Other             (Commission              (I.R.S. Employer
       Jurisdiction of            File Number)             Identification No.)
       Incorporation)

World Financial Center, North Tower, New York, New York               10281-1332
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code :              (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events

Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of September 27, 1996 for Merrill Lynch & Co., Inc. and subsidiaries ("ML & Co."). Also filed herewith is a statement setting forth the computation of certain ML&Co. financial ratios for the periods presented.

During the three- and nine-month periods ended September 27, 1996, ML & Co. reacquired 4.6 million and 15.2 million shares of its common stock, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

          (99) Additional Exhibits

               (i) Preliminary Unaudited Consolidated Balance Sheet of ML & Co. as of September 27, 1996


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          MERRILL LYNCH & CO., INC.
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                                                  (Registrant)




                                By:     /s/ Joseph T. Willett
                                        ---------------------------------------
                                            Joseph T. Willett
                                            Senior Vice President,
                                            Chief Financial Officer


Date:    October 30, 1996


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



                                  EXHIBIT INDEX



    Exhibit No.      Description                                            Page
    -----------      -----------                                            ----
       (12)    Computation of Ratios of Earnings to Fixed Charges and        5
               Combined Fixed Charges and Preferred Stock Dividends

       (99)    Additional Exhibits

               (i)  Preliminary Unaudited Consolidated Balance Sheet         6
                    of ML & Co. as of September 27, 1996


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